                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) Second amendment to the Current Report on Form 8-K dated March 15, 2001.



                     National City Credit Card Master Trust
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)


      United States                 000-26342                   34-0420310
----------------------------  ------------------------   ----------------------
(State or Other Jurisdiction  (Commission File Number)    (IRS Employer
 of Incorporation)                                        Identification Number)

         1900 East 9th Street
            Cleveland, Ohio                                    44114-3484
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(Address of Principal Executive Office)                        (Zip Code)



Registrant's telephone number, including area code (216) 222-2000



                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. The Registrant is filing this 8-K/A report to amend the following information included in Exhibit 7.1 - Series 2000-1 Monthly Certificateholders' Statement dated March 12, 2001:
                  Section B - Lines 8(a), 8(b), 8(c), 12(b) and 15(a) and the following information included in Exhibit 7.2 - Series 2001-1 Monthly Certificateholders' Statement dated March 12, 2001:
                  Section B - Lines 6(d), 8(a), 8(b), 8(c), 12(b), 14(a) and
                  15(a)

Item 6.           Not Applicable.

Item 7.           Financial Statements and Exhibits.


     Exhibit 7.1 Series 2000-1 Monthly Certificateholders' Statement dated March 12, 2001.

     Exhibit 7.2 Series 2001-1 Monthly Certificateholders' Statement dated March 12, 2001.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NATIONAL CITY CREDIT CARD MASTER TRUST



Dated:  March 26, 2002                 By:  /s/ William F. Smith
                                            ----------------------------
                                       Name: William F. Smith
                                       Title: Administrative Trustee

                                  EXHIBIT INDEX


Exhibit                             Description
-------                             -----------

7.1  Series 2000-1 Monthly Certificateholders' Statement dated March 12, 2001

7.2  Series 2001-1 Monthly Certificateholders' Statement dated March 12, 2001































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